1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 14	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒

Thrivent Variable Insurance Account A

(Exact name of Registrant)

Thrivent Financial for Lutherans

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (920) 628-4045

Heather J. Thenell, JD

Senior Counsel

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2014 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THRIVENT VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes an individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

In general, we will allocate Net Premiums to one or more of the Subaccounts of Thrivent Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company commonly known as a “mutual fund”.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account A (the “Variable Account”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2014.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Face Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment

Premium Processing Charge[1]	Upon receipt of each premium payment	$2.00 per payment

Premium Tax Charge	Not applicable[2]	Not applicable[2]

1 The maximum charge for automatic payment plans is $1.00 per payment.

2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Contingent Deferred Sale Charge (CDSC)[3]	Upon surrender, lapse, or decrease in Face Amount	25% of the CDSC Premium

Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount
Maximum		$17.90 ($8.33 for VUL 1 Contracts) per $1,000 of amount of coverage

Minimum		$1.79 ($2.38 for VUL 1 Contracts) per $1,000 of coverage

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.74 ($5.95 for VUL 1 Contracts) per $1,000 of amount coverage

Maximum Partial Surrender Charge	Upon a partial surrender	$25 per surrender[5]

Transfer Charge[6]	Upon each transfer	$20 per transfer

3 Actual current charges may be less or zero. The CDSC premium is described in “CHARGES AND DEDUCTIONS.”

4 The charge is based on Initial Face Amount, Insured’s Attained Age at Contract issuance, gender (in most states) and tobacco use. The charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after issuance of the contract or after a requested increase in Face Amount.

5 If the partial surrender is less than $1,250 there will be no charge assessed.

6 The transfer charge applies to VUL 1 Contracts only and applies to each transfer in excess of the first two transfers made in a Contract Year.

FEE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted (annualized)

Cost of Insurance[7]	Monthly
Maximum		$999.96 per $1,000 of Face Amount

Minimum		$0.24 per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$1.68 per $1,000 of Face Amount

Basic Monthly Administrative Charge	Monthly	$120.00 ($48.00 for VUL 1 Contracts)

Initial Monthly Administrative Charge[8]	Monthly
Maximum		$1.20 ($0.84 for VUL 1 Contracts) per $1,000 of Face Amount

Minimum		$0.12 ($0.24 for VUL 1 Contracts) per $1,000 of Face Amount

Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.72 ($0.60 for VUL 1 Contracts) per $1,000 of Face Amount

Maximum Mortality and Expense Risk Charge[9]	Daily	Annual rate of .75% of average daily net assets of each Subaccount

7 The cost of insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the maximum cost of insurance charges applicable to your Contract. More detailed information concerning your cost of insurance charges is available on request by calling 1-800-847-4836.

8 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. The charge applies for 180 Monthly Deductions. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 Monthly Deductions instead of 180 Monthly Deductions.

9 Actual current charges may be less. For more information on this charge see “CHARGES AND DEDUCTIONS.”

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (annualized)

Loan Interest	Accrues daily[10]	7.4% on Loan Balance

Additional Benefit or Rider Charges[11]
Accidental Death Rider[12]	Monthly
Maximum		$1.44 per $1,000 of rider coverage

Minimum		$0.36 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$0.70 per $1,000 of rider coverage
Disability Waiver Rider[13]	Monthly
Maximum		30% of amount to be waived

Minimum		5% of amount to be waived

Charge for issue age 35 in the first Contract Year		7% of amount to be waived
Spouse Insurance Rider[14]	Monthly
Maximum		$1,001.16 (For VUL 1 Contracts, $1,024.80) per $1,000 of rider coverage.

Minimum		$0.36 (For VUL 1 Contracts, $24.48) per $1,000 of rider coverage.

Charge for female, issue age 35, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000, in the first Contract Year		$1.44 (For VUL 1 Contracts, $25.56) per $1,000 of rider coverage.

10 The loan interest rate is 7.4% per year, as calculated in advance. Interest on any loan will be charged at that rate or its equivalent calculated in arrears. If the interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.

11 Charges for additional benefits apply when a rider is included with your Contract and the Contract and/or rider has not otherwise been terminated. The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.

12 This charge applies until the Insured’s Attained Age 70.

13 This charge applies until the Insured’s Attained Age 65.

14 This charge includes cost of insurance charge and an Initial Monthly Administrative Charge. For VUL 1 Contracts the charge includes cost of insurance charge, Initial Monthly Administrative Charge and Basic Monthly Administrative Charge. The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted (annualized)
Child Insurance Rider[15]	Monthly	$5.40 per $1,000 of rider coverage
Guaranteed Increase Rider[16]	Monthly
Maximum		$1.80 per $1,000 of rider coverage

Minimum		$0.48 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year		$1.80 per $1,000 of rider coverage
Cost of Living Rider[17]	Not applicable	No charge
Accelerated Benefits Rider	Upon exercise of benefit	$150.00[18]
Accelerated Death Benefit for Terminal Illness Rider	Upon exercise of benefit	$150.00[18]

15 This charge applies until no child is insured by the rider.

16 This charge applies until attained age 43.

17 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

18 The charge may vary by state and may be lower in some states.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[19]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	1.54%	0.40%

19 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was 0.23% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2013 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to “DEFINITIONS” at the end of this prospectus for definitions of words and phrases used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account.

Death Proceeds and Death Benefit Options

The Contract Owner may name a Beneficiary to receive the death proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the death proceeds will be paid to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Notice while Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.

As long as the Contract remains in force and death proceeds are payable, we will pay the death proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of Insured’s death.

For all Contracts except those issued in New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

SUMMARY OF CONTRACT BENEFITS AND RISKS

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following the Insured’s 100th birthday (the “Maturity Date”), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See “CONTRACT BENEFITS—Death Benefits” and “OTHER INFORMATION—Additional Insurance Benefits”.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION—Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—CharitAbility®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured.

Flexibility to Adjust Amount of Death Benefit

You have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the

SUMMARY OF CONTRACT BENEFITS AND RISKS

Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”. Increases and decreases in Face Amount may have tax consequences.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	the Contract Anniversary on or next after the Insured’s 71st birthday (for contracts issued in New York, the Insured’s 66th birthday) or

♦

the Contract Anniversary at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee by paying the

SUMMARY OF CONTRACT BENEFITS AND RISKS

necessary premium. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Second, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

You may repay Contract loans at any time.

Surrender of the Contract

You may at any time fully surrender the Contract and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge, and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

We do not guarantee a minimum Accumulated Value. The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

SUMMARY OF CONTRACT BENEFITS AND RISKS

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and

♦	In either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Contract provides for a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send sufficient payment by a specified date.

Surrender Risks

If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences and a surrender charge may apply. See “CONTRACT RIGHTS—Surrender Privileges” and “FEDERAL TAX MATTERS”.

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee. A loan taken from a Contract may have federal income tax consequences. See “FEDERAL TAX MATTERS”.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. However, for VUL 1 Contracts and Contracts issued in New York, if the Insured is living on Maturity Date we will pay the Cash Surrender Value as of that date to you. These proceeds

SUMMARY OF CONTRACT BENEFITS AND RISKS

are subject to tax and the Contract will terminate with no payment of Death Proceeds. For all other Contracts assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 ½. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

We make no guarantees regarding any tax treatment— federal, state or local—of any Contract or of any transaction involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of the federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. You can change a premium payment allocation for future premium payments and can transfer all or part of the Accumulated Value in a Subaccount to another Subaccount.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

The following summarizes each portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possible negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Small Cap Index Portfolio	To seek capital growth that tracks approximates the performance of the S&P SmallCap 600 Index*.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Portfolio	Investment Objective
Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

We are the investment adviser to the Fund, and we are registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Managers Limited

♦	DuPont Capital Management Corporation

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

♦	Turner Investments, L.P.

We, as the investment adviser, pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to participants in retirement plans sponsored by us. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENTS AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A

The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death).

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the following table.

Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you

CONTRACT BENEFITS

may change the Death Benefit Option in effect by giving us a Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

A change in Death Benefit Option may have tax consequences, depending on the circumstances. See “FEDERAL TAX MATTERS”.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Attained Age factor of Accumulated Value exceeds the Face Amount of the Contract. Death Benefit may also vary based on the age of the Insured on the date of death.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), you may increase or decrease your Contract’s Face Amount. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. (For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.) The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

CONTRACT BENEFITS

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges.

A decrease in the Face Amount may result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Administrative Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount stated on your Contract schedule page.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Administrative Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct any

CONTRACT BENEFITS

Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value, in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦

A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS”.

♦

An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well.

♦

Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force.

♦

Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

CONTRACT BENEFITS

♦

Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.

♦

A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Value multiplied by the Attained Age factor. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the Face Amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract loan amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). Prior to the Insured’s Attained Age 100 (or 96 for VUL 1), the Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction or (2) the Death Benefit Guarantee requirement is met and (3) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction and the Death Benefit Guarantee requirements have not been met or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. A Contract’s Accumulated Value on any future date depends upon a number of variables, and therefore, cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date. On each Valuation Date, the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

CONTRACT BENEFITS

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense

CONTRACT BENEFITS

risk charge is guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive all forms, requirements and due proof of death in Good Order at our Service Center. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Notice. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Your Thrivent Financial representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by giving us Notice during the Insured’s lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the

CONTRACT BENEFITS

proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3.5% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the agreement relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the beneficiary of the agreement to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the agreement relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years.

You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the Contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans or partial surrenders you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

CONTRACT BENEFITS

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of any Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 (Attained Age 66 for Contracts issued in New York) and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for Contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

CONTRACT BENEFITS

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following Monthly Anniversary of the contract 31 days after we send written notice of termination.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. You may set up the electronic payment program by giving us Notice.

The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “Contract Lapse and Reinstatement” in this section.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death

PAYMENT AND ALLOCATION OF PREMIUMS

Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Administrative Charge;

♦	the charge for any additional insurance benefits added by rider; and

♦	the Basic Monthly Administrative Charge.

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender (in most states).

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” in this section.

Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request or made as a result of a partial surrender, or a change in the Death Benefit Option, could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these

PAYMENT AND ALLOCATION OF PREMIUMS

maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less any Premium Expense Charges. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation for future Net Premiums without charge at any time by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.)

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us Notice (to complete the transaction by telephone a Telephone Transaction Authorization Form must be completed and on file.) The total amount that you transfer each time must be at least $50 (unless the total cash value in a Subaccount is less than $50, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of two transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

Special Transfer Service—Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the DCA transfers of your Accumulated Value have stopped and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.

PAYMENT AND ALLOCATION OF PREMIUMS

The DCA program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the DCA program may obtain an application and full information concerning the program and its restrictions from us.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options. You may elect to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value. To elect to participate in the program, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it.

You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this

PAYMENT AND ALLOCATION OF PREMIUMS

evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when:

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction or;

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge; and

♦	in either case if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, unless the grace period expires and we have not received the required amount. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.

PAYMENT AND ALLOCATION OF PREMIUMS

In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment as stated in the notice. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “Allocations of Premiums and Accumulated Value” in this section.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

Unless a Contract has been surrendered, it may be reinstated within five years after 1) the date the grace period ends if, on that date, the Contract terminated; or 2) the Contract terminated under the Termination from Excess Loan contract provision. You may reinstate the Contract by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on

PAYMENT AND ALLOCATION OF PREMIUMS

that date less any reinstated Contract Debt and any reinstated Decrease Charge. The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

♦	any premiums received at the time of reinstatement, reduced by any Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Administrative Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Administrative Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge. Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see “FEDERAL TAX MATTERS”).

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Percent of Premium Charge

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. The percent of premium charge is a front-end sales load and is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The percent of premium charge may not be deducted in certain situations.

The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect

CHARGES AND DEDUCTIONS

to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the mortality and expense risk charge.

Premium Processing Charge

We will deduct a maximum amount equal to $2.00 per premium payment (a maximum amount of $1.00 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. The premium processing charge may not be deducted in certain situations.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium was calculated. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge.

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see “CONTRACT BENEFITS— Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the Basic Monthly Administrative Charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. The actual Contingent Deferred Sales Charge may be lower than the maximum charge and may be zero. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change.

CHARGES AND DEDUCTIONS

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. The actual Contingent Deferred Sales Charge may be lower than the maximum charge and may be zero.

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender (in most states), and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount is stated in your Contract.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Administrative Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Administrative Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Administrative Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Administrative Charge included in the

CHARGES AND DEDUCTIONS

Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Administrative Charge will be reduced accordingly.

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Administrative Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Administrative Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Administrative Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans,

♦	the amount available in connection with full or partial surrenders, and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “Charges Against Accumulated Value—Monthly Deductions” below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

CHARGES AND DEDUCTIONS

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL 1 Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equals or exceeds the following amounts: $500,000-$999,999; and $1,000,000 (Face Amount equals or exceeds $250,000 for VUL 1 Contracts).

Cost of insurance rates will be based on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for

CHARGES AND DEDUCTIONS

the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL 1 Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL 1 Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18 (VUL 1 Attained Age 20), he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18 (VUL 1 Attained Age 20). For VUL 1 Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.

Monthly Administration Charges

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

CHARGES AND DEDUCTIONS

There are two administrative charges included in the monthly administration charge—a Basic Monthly Administrative Charge that is collected every Contract Month and an Initial Monthly Administrative Charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a Basic Monthly Administrative Charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). For VUL 1 Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Administrative Charge. We will deduct the Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender (in most states) and upon whether the Insured is a tobacco user or not. The Initial Monthly Administrative Charge per $1,000 of Face Amount is stated in your Contract. The Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Administrative Charge for increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Administrative Charge for increases in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender (in most states) on the effective date of the rider will be used.

The Initial Monthly Administrative Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the

CHARGES AND DEDUCTIONS

Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Administrative Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Administrative Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Administrative Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Administrative Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Administrative Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We may deduct a partial surrender charge of $25 from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “mortality and expense risk charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We guarantee not to charge a mortality and expense risk charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation

CHARGES AND DEDUCTIONS

Date, the deduction on the Valuation Date will be multiplied by the number of days since the last Valuation Date.

The charge provides a source of revenue to cover expenses we expect to incur (such as commissions) and for any other legitimate corporate purposes including keeping the charge as retained profit or using such retained profit in the future as needed to cover adverse experience we might realize, such as with respect to overhead costs or death benefit claims that eventually prove to exceed those anticipated when we set cost of insurance charges.

Taxes

Currently, we make no charge against the Variable Account for federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made.

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the “FEE TABLES” and the attached prospectus for the Fund.

CONTRACT RIGHTS

Ownership Changes

While the Insured is living, ownership may be changed by giving us Notice if the new Owner is eligible under our bylaws. Any Debt on the Contract will have prior claim over any assignment. The Insured will keep all membership rights and privileges.

Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

CONTRACT RIGHTS

Interest

The loan interest rate is 7.4% per year, as calculated in advance. Interest on any loan will be charged at that rate or its equivalent calculated in arrears. If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored. We will allocate the amount of such repayment to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract”, as well as interest accruing on the loans, will be treated as a taxable distribution to the extent there is gain in the contract. In addition, with certain exceptions, a 10% additional income tax penalty may be imposed on the portion of any loan and loan interest that is included in income. See “FEDERAL TAX MATTERS”.

CONTRACT RIGHTS

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See “FEDERAL TAX MATTERS”.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Notice for surrender is received by us (or as of such later date as you shall specify in the Notice), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 may be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations

CONTRACT RIGHTS

applicable to partial surrenders, see “Partial Surrenders—Certain Considerations” in this section.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦

If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

♦

If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.

♦

If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable factor.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

CONTRACT RIGHTS

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial surrender.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

♦	45 days after the application for increase is signed,

♦	10 days after you receive a Contract supplement for the increase in Face Amount, and

♦	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Administrative Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in

CONTRACT RIGHTS

Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

OTHER INFORMATION

Postponement of Payments

We will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice.

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a Contract issued in New York) if (1) the New York Stock Exchange is closed other than

OTHER INFORMATION

customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “FEE TABLES”. Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total Death Benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender [in most states]) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be 1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percentage rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, [in most states], premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your Contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of Death Benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider

OTHER INFORMATION

coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender [in most states]) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS.”

Accelerated Death Benefit for Terminal Illness Rider

This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states. The rider is designed to provide an income-tax free benefit under IRC section 101(g). In rare circumstances, tax consequences may result. See FEDERAL TAX MATTERS. The fee to exercise this benefit is up to $150.

CharitAbility®

CharitAbility® for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility® for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility® for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability® for Life is not available on VUL 1 Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount; and
♦	the exchange rights during the first 24 months following an increase in Face Amount.

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights. This reservation of certain rights is not applicable to Contracts issued in New York.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the

FEDERAL TAX MATTERS

Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Proceeds

In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the death proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the

FEDERAL TAX MATTERS

Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

Similarly, for VUL 1 Contracts and Contracts issued in New York, if the Insured is living on the Maturity Date, the amount payable on that date (Accumulated Value reduced by Contract Debt and unpaid Monthly Deductions) will be includible in the Contract Owner’s income if it exceeds the “investment in the contract.”

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. Taxable income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that

FEDERAL TAX MATTERS

time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

FEDERAL TAX MATTERS

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. Additionally, receipt of proceeds on the Maturity Date (if applicable) may have tax consequences. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible

FEDERAL TAX MATTERS

for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its insurance producer for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative at 50% of commissionable premiums when you make increases in coverage. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commission, if eligible. Your

SALES AND OTHER AGREEMENTS

financial representative may receive asset-based compensation ranging from 0% to 0.30% of all premiums paid plus 0.1% of the Accumulated Value annually, for the life of the policy, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accelerated Benefits Rider. This benefit allows the Owner to receive a portion of the Death Benefit while the Insured is living.

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Basic Monthly Administrative Charge. A monthly charge to reimburse Thrivent Financial for ordinary administrative expenses expected to be incurred.

Beneficiary. The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value. The Accumulated Value less any Contract Debt, the amount, if any, needed to cover unpaid Monthly Deductions and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising.

Contract. The flexible premium variable life insurance contract offered by Thrivent Financial and described in this prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Financial received the first premium payment on the Contract at its Service Center and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

DEFINITIONS

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A Deferred Administrative Charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180 month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Good Order. Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Initial Monthly Administrative Charge. An initial monthly charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Initial Monthly Administrative Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Administrative Charge for increases will also be calculated in a similar manner upon a requested increase in Face Amount or

DEFINITIONS

the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Financial’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured’s 100th birthday. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Face Amount. The lowest allowable Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same day in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a Basic Monthly Administrative Charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Administrative Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less any Premium Expense Charges.

Notice. A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent of premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment. These charges may not be deducted in certain situations.

Scheduled Premium(s). The planned premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

DEFINITIONS

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial representative. A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Insurance Account A, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

(This Page Intentionally Left Blank)

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Insurance Account A are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Insurance Account A

1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information

Dated April 30, 2014

Flexible Premium Variable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”). This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2014. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on May 8, 1993 and the first investment was made on May 3, 1994. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary accumulated value; and

(5)	to increase Death Benefits.

Automatic Premium Loans

The Contract does not provide for automatic premium loans.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer additional insurance benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding additional insurance benefits.

2

Surrender and Withdrawal

The prospectus provides a detailed discussion regarding surrenders and withdrawals (referred to as partial surrenders and loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Prior to July 1, 2002, Thrivent Financial Investors Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

Offering and Commissions

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management Inc. may execute selling agreements with other broker-dealer firms to sell contracts. These offerings are continuous. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states and the District of Columbia where authorized to do so.

Sales of Contracts may help the financial representatives in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses, if eligible. From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips

The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. and TFISI retained $0.

2011	2012	2013
$140,094	$173,808	$382,393

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium. In addition, we charge a premium processing charge of a maximum of $2.00 per payment. If the premium is received through an automatic premium plan, the maximum premium processing charge is $1.00 per payment.

3

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount at any time before the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

You may cancel any increase in face amount by giving written notice before the latest of:

(1)	10 days after you receive the supplement contract page showing the increase;

(2)	45 days after you complete the application for the increase in face amount; and

(3)	10 days after a notice of withdrawal right is mailed or delivered to you.

A new set of Decrease Charges will also apply to each increase in the face amount. The Decrease Charge applies to decreases in face amount during the first 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. The Decrease Charge remains level during the 60 months following an increase in face amount, and then decreases each Contract Year to zero after 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or

4

calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013 and 2012 and the related statutory-basis statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 2013, and for 2013 and 2012 the related financial statement schedules appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Insurance Account A as of December 31, 2013 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

5

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (“Thrivent Financial”), which comprise the statutory-basis statements of assets, liabilities, and surplus as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of the State of Wisconsin the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Thrivent Financial at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Report of Independent Auditors, continued

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance.

Minneapolis, Minnesota

February 18, 2014

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2013 and 2012

(in millions)

	2013	2012
Admitted Assets
Bonds	$37,437	$35,965
Stocks	1,163	1,205
Mortgage loans	7,298	7,336
Real estate	72	94
Cash, cash equivalents and short-term investments	1,430	3,336
Contract loans	1,220	1,244
Receivables for securities	11	18
Limited partnerships	2,362	2,282
Other invested assets	184	222

Total cash and invested assets	51,177	51,702

Accrued investment income	431	412
Due premiums and considerations	111	110
Other assets	29	40
Assets held in separate accounts	20,414	16,161

Total Admitted Assets	$72,162	$68,425

Liabilities
Aggregate reserves for life, annuity and health contracts	$39,894	$38,774
Deposit liabilities	2,887	2,888
Contract claims	244	230
Dividends due in following calendar year	232	251
Interest maintenance reserve	356	458
Asset valuation reserve	940	1,571
Transfers due from separate account	(492)	(369)
Payable for securities	987	3,079
Securities lending obligation	347	422
Other liabilities	634	688
Liabilities related to separate accounts	20,335	16,047

Total Liabilities	66,364	64,039
Surplus
Unassigned funds	5,797	4,385
Other surplus	1	1

Total Surplus	5,798	4,386

Total Liabilities and Surplus	$72,162	$68,425

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Revenues
Premiums	$5,192	$4,951	$4,751
Considerations for supplementary contracts with life contingencies	140	242	260
Net investment income	2,575	2,566	2,533
Separate account fees	421	350	305
Amortization of interest maintenance reserve	151	130	100
Other revenues	45	66	38

Total Revenues	8,524	8,305	7,987

Benefits and Expenses
Death benefits	874	831	797
Surrender benefits	1,619	1,627	1,625
Change in reserves	1,121	1,309	1,477
Other benefits	1,245	1,397	1,376

Total benefits	4,859	5,164	5,275
Commissions	283	259	214
General insurance expenses	529	528	501
Fraternal benefits and expenses	155	153	162
Transfers to separate accounts, net	1,688	1,350	1,063

Total expenses	2,655	2,290	1,940

Total Benefits and Expenses	7,514	7,454	7,215

Gain from Operations Before Dividends and Capital Losses	1,010	851	772

Dividends	232	253	292

Gain from Operations Before Capital Losses	778	598	480

Realized capital losses, net	(78)	(93)	(56)

Net Income	$700	$505	$424

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Surplus, Beginning of Year	$4,386	$4,004	$4,096
Net income	700	505	424
Change in unrealized investment gains and losses	69	14	9
Change in non-admitted assets	129	(16)	5
Change in reserve due to change in valuation basis	—	221	—
Change in asset valuation reserve	631	(326)	(429)
Change in surplus of separate account	(36)	(20)	9
Pension liability adjustment	(81)	4	(110)

Surplus, End of Year	$5,798	$4,386	$4,004

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Cash from Operations
Premiums	$5,333	$5,196	$5,015
Net investment income	2,357	2,384	2,473
Other revenues	457	372	328

	8,147	7,952	7,816
Benefit- and loss-related payments	(3,617)	(3,721)	(3,799)
Transfers to separate account, net	(1,802)	(1,358)	(1,062)
Commissions and expenses	(1,248)	(891)	(875)
Dividends	(251)	(293)	(307)

Net Cash from Operations	1,229	1,689	1,773

Cash from Investments
Proceeds from Investments Sold, Matured or Repaid:
Bonds	6,923	7,682	8,111
Stocks	936	1,401	1,490
Mortgage loans	923	863	723
Other	666	363	441

Total proceeds from investments sold, matured or repaid	9,448	10,309	10,765

Cost of Investments Acquired:
Bonds	(10,601)	(7,799)	(9,767)
Stocks	(752)	(1,303)	(1,449)
Mortgage loans	(892)	(728)	(825)
Other	(543)	(599)	(466)

Total cost of investments acquired	(12,788)	(10,429)	(12,507)

Transactions under mortgage dollar roll program, net	2,165	(1,624)	(89)
Change in net amounts due to/from broker	(2,085)	1,480	216
Change in collateral held for securities lending	(75)	(27)	107
Change in contract loans	23	18	1

Net Cash from Investments	(3,312)	(273)	(1,507)

Cash from Financing and Miscellaneous Sources
Net (payments) deposits on deposit-type contracts	(104)	19	105
Other	281	(90)	(1)

Net Cash from Financing and Miscellaneous Sources	177	(71)	104

Net Change in Cash, Cash Equivalents and Short-Term Investments	(1,906)	1,345	370
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	3,336	1,991	1,621

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,430	$3,336	$1,991

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2013, 2012 and 2011

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds, excluding loan-backed and structured securities, are generally carried at amortized cost. Discounts or premiums on bonds are amortized over the term of the securities using the effective interest method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the retrospective adjustment method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $847 million and $3,011 million in the mortgage dollar roll program as of December 31, 2013 and 2012, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks for unaffiliated entities are carried at estimated fair value as determined by the Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”). The common stock of Thrivent Financial’s wholly owned subsidiary is valued using the statutory equity method.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Investments in real estate and home office real estate are valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses on unaffiliated stocks are accounted for as a direct increase or decrease of surplus. Changes in undistributed surplus of affiliated common stocks are also recorded as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve (“IMR”):  Thrivent Financial is required to maintain an interest maintenance reserve. The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.0%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health (“A&H”) contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus. During the third quarter of 2012, Thrivent Financial adjusted the valuation interest rate assumption used in calculating the reserves for payout annuities to more closely align with the NAIC-prescribed rates. The valuation adjustment was recorded directly to surplus and resulted in a decrease to aggregate reserves in the amount of $108.5 million and a decrease to liabilities for deposit-type contracts in the amount of $112.1 million.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve (“AVR”)

Thrivent Financial is required to maintain an asset valuation reserve, which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Premiums

Traditional life insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 18, 2014, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains Losses
December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

December 31, 2012
U.S. government and agency securities	$2,208	$130	$2	$2,336
U.S. state and political subdivision securities	406	34	—	440
Securities issued by foreign governments	110	19	—	129
Corporate debt securities	24,469	3,456	39	27,886
Residential mortgage-backed securities	6,720	126	36	6,810
Commercial mortgage-backed securities	1,728	143	12	1,859
Collateralized debt obligations	3	2	—	5
Other debt obligations	321	7	2	326

Total bonds	$35,965	$3,917	$91	$39,791

The admitted value of corporate debt securities issued in foreign currencies was $123 million and $125 million as of December 31, 2013 and 2012, respectively.

The admitted value and fair value of bonds by contractual maturity as of December 31, 2013, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
Due in one year or less	$1,062	$1,104
Due after one year through five years	6,902	7,518
Due after five years through ten years	12,110	12,533
Due after ten years	17,363	17,957

Total bonds	$37,437	$39,112

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Bonds, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

December 31, 2012
U.S. government and agency securities	3	$275	$2	—	$—	$—
Corporate debt securities	150	1,135	29	33	155	10
Residential mortgage-backed securities	20	1,639	3	48	322	33
Commercial mortgage-backed securities	3	26	—	8	87	12
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	7	42	1	1	2	1

Total bonds	184	$3,117	$35	92	$566	$56

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2013	2012
Unaffiliated preferred stocks:
Cost/statement value	$103	$91
Gross unrealized gains	8	12
Gross unrealized losses	(2)	(1)

Fair value	$109	$102

Unaffiliated common stocks:
Cost	$539	$635
Gross unrealized gains	162	88
Gross unrealized losses	(7)	(17)

Fair value/statement value	$694	$706

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Stocks, continued

	2013	2012
Affiliated common stocks:
Cost	$282	$282
Gross unrealized gains	84	126
Gross unrealized losses	—	—

Fair value/statement value	$366	$408

Total statement value	$1,163	$1,205

Included in the investment in affiliated stocks balances discussed above is approximately $123 million and $111 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2013 and 2012, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
Stocks	135	$107	$8	3	$1	$1

December 31, 2012
Stocks	230	$229	$14	31	$21	$4

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2013 and 2012, was $7,298 million and $7,336 million, respectively. There was no allowance for credit losses as of December 31, 2013, 2012 or 2011.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2013	2012
In good standing	$7,142	$7,171
In good standing, with restructured terms	127	139
Delinquent	15	17
In process of foreclosure	14	9

Total mortgage loans	$7,298	$7,336

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

	2013	2012
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.4%	1.6%
Total principal (in millions)	$201	$337
Number of loans	217	343

Interest rates for loans issued during the year:
Maximum	6.0%	7.5%
Minimum	2.5%	3.3%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	77%	75%

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2013	2012
Current	$7,253	$7,288
30 – 59 days past due	15	23
60 – 89 days past due	7	1
90 – 179 days past due	9	—
180+ days past due	14	24

Total mortgage loans	$7,298	$7,336

90 – 179 Days Past Due and Accruing Interest:
Investment	$9	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	14	24
Interest accrued	2	1

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2013	2012
Geographic Region
Pacific	25%	26%
South Atlantic	17	18
East North Central	14	14
West North Central	14	13
Mountain	12	11
Mid-Atlantic	7	8
West South Central	7	7
Other	4	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2013	2012
Property Type
Industrial	31%	31%
Retail	23	22
Office	18	19
Church	13	14
Apartments	6	5
Other	9	9

Total	100%	100%

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2013 and 2012, Thrivent Financial held impaired loans with a carrying value of $29 million and $30 million, respectively, and an unpaid principal balance of $38 million and $37 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $5 million, $10 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2013 and 2012, was $4 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.3 million, $0.3 million and $2 million during the years ended December 31, 2013, 2012 and 2011, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 mortgage loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified mortgage loans with a payment default.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2013	2012
Home office properties	$163	$161
Held-for-sale	18	36

	181	197
Accumulated depreciation	(109)	(103)

Total real estate	$72	$94

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values of derivative financial instruments, which equal fair values, included in other assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain/(Loss)
December 31, 2013
Liabilities:
Call options	$(1)	$(1)	$2
Futures	—	—	(173)
Foreign currency swaps	(8)	117	—

Total liabilities	$(9)	$116	$(171)

December 31, 2012
Assets:
Futures	$—	$(1)	$—
Foreign currency swaps	2	74	—

Total assets	$2	$73	$—

Liabilities:
Futures	$—	$—	$(121)
Foreign currency swaps	(6)	44	—

Total liabilities	$(6)	$44	$(121)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements.

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Cash paid for the futures contracts is recorded in other investments. The futures contracts are valued at market value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2013, 2012 and 2011, $6 million, $0 million and $5 million was received in call premium, respectively.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2013	2012
Loaned securities:
Carrying value	$328	$385
Fair value	339	413

Cash collateral reinvested:
Carrying value	$341	$437
Fair value	341	437

Aging of cash collateral liability:
Open collateral positions	$347	$422

Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had restricted assets of $384 million and $459 million as of December 31, 2013 and 2012, respectively. Total restricted assets, which include state deposits, futures transactions and collateral held under securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2013	2012	2011
Bonds	$1,679	$1,694	$1,685
Affiliated stocks	98	41	27
Unaffiliated stocks	19	20	20
Mortgage loans	427	462	469
Real estate	24	25	25
Contract loans	88	90	90
Cash, cash equivalents and short-term investments	(1)	4	6
Limited partnerships	268	257	246
Other invested assets	18	13	9

	2,620	2,606	2,577
Investment expenses	(38)	(33)	(36)
Depreciation on real estate	(7)	(7)	(8)

Net investment income	$2,575	$2,566	$2,533

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Net gains (losses) on sales:
Bonds:
Gross gains	$250	$311	$278
Gross losses	(217)	(71)	(64)
Stocks:
Gross gains	118	134	98
Gross losses	(16)	(38)	(52)
Futures	(173)	(121)	(52)
Other	17	—	2

Net (losses) gains on sales	(21)	215	210
Provisions for losses:
Bonds	(3)	(29)	(30)
Stocks	—	—	—
Other	(5)	(38)	(27)

Total provisions for losses	(8)	(67)	(57)

Realized capital (losses) gains	(29)	148	153
Transfers to interest maintenance reserve	(49)	(241)	(209)

Realized capital losses, net	$(78)	$(93)	$(56)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $6.3 billion, $6.9 billion and $7.5 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments on loan-backed and structured securities of $3 million, $26 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2013 and 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012
46632HAQ4	2	1	1	1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
52522QAN2	$5	$2	$3	$4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2011, on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KU64	$25	$1	$24	$22	1Q 2011
12667F5F8	12	1	11	10	1Q 2011
45660LST7	10	1	9	8	1Q 2011
52522QAN2	9	2	7	5	1Q 2011
02660YAX0	8	1	7	6	1Q 2011
17307GVN5	15	1	14	13	3Q 2011
126670GT9	5	1	4	3	3Q 2011
52518RBW5	3	1	2	1	3Q 2011
17307G4H8	2	—	2	1	3Q 2011
87331BAG7	1	1	—	—	3Q 2011
89412KAN0	1	1	—	—	3Q 2011
12668BEJ8	42	1	41	34	4Q 2011
12667GHH9	31	1	30	27	4Q 2011
12667GQJ5	29	2	27	25	4Q 2011
94983BAT6	27	—	27	27	4Q 2011
93934FAD4	25	1	24	22	4Q 2011
05948KU64	23	1	22	20	4Q 2011
949772AA5	21	1	20	19	4Q 2011
07389QAA6	20	2	18	13	4Q 2011
94981FAJ1	18	—	18	18	4Q 2011
05948KH36	17	1	16	15	4Q 2011
32051GPM1	15	—	15	11	4Q 2011
16165TAE3	14	—	14	12	4Q 2011
949837AA6	13	—	13	12	4Q 2011
126694MH8	12	1	11	9	4Q 2011
59023CAD4	12	—	12	8	4Q 2011
863576AC8	12	—	12	11	4Q 2011

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667F5F8	$10	$—	$10	$9	4Q 2011
93934FFZ0	10	1	9	8	4Q 2011
45660LST7	9	—	9	8	4Q 2011
126670CL0	9	1	8	7	4Q 2011
126694WE4	8	1	7	4	4Q 2011
46629QAG1	8	—	8	6	4Q 2011
760985XL0	8	—	8	7	4Q 2011
02660YAX0	7	1	6	4	4Q 2011
52522QAN2	6	1	5	5	4Q 2011
759676AF6	6	1	5	3	4Q 2011
466247MQ3	6	—	6	6	4Q 2011
05948KV63	5	1	4	4	4Q 2011
75971EAE6	5	1	4	3	4Q 2011
32051GLU7	4	—	4	3	4Q 2011
93363NAA3	3	—	3	2	4Q 2011
52518RBW5	1	—	1	1	4Q 2011

Total	$527	$30	$497	$432

Note 3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2012
Subject to discretionary withdrawal:
With market value adjustment	$—	$469	$—	$469	1%
At book value less a surrender charge of 5% or more	4,061	—	—	4,061	13
At fair value	—	—	14,598	14,598	46
At book value without adjustment	11,246	—	—	11,246	36
Not subject to discretionary withdrawal	1,201	—	51	1,252	4

Total	$16,508	$469	$14,649	$31,626	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2013	2012
Aggregate reserves for life, annuity and health contracts	$13,836	$13,620
Deposit liabilities	2,887	2,888
Liabilities related to separate accounts	19,134	15,118

Total	$35,857	$31,626

Thrivent Financial has insurance in force as of December 31, 2013 and 2012, totaling $10 billion and $8 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2013 and 2012, totaled $53 million and $50 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2012
Ordinary new business	$5	$2
Ordinary renewal	64	107

Total	$69	$109

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. A substantial portion of the separate accounts of Thrivent Financial are nonguaranteed. A portion of the separate accounts contains guaranteed elements. As of December 31, 2013 and 2012, the maximum amount of those guarantees was estimated at $125 million and $230 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees during the years ended December 31, and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2013	2012	2011	2010
Risk charge paid	$58	$42	$31	$20
Payments for guaranteed benefits	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2013	2012
Equity funds	52%	46%
Bonds funds	28	34
Balanced funds	18	17
Other	2	3

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts, continued

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2012
Reserves:
For accounts with assets at fair value	$469	$15,209	$15,678

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$469	$—	$469
At fair value	—	15,158	15,158
Not subject to discretionary withdrawal	—	51	51

Total	$469	$15,209	$15,678

	2013	2012	2011
Premiums, considerations and deposits:
Non-indexed guarantee	$5	$7	$12
Non-guaranteed	2,715	2,306	1,937

Total	$2,720	$2,313	$1,949

	2013	2012	2011
Transfers to separate accounts	$2,718	$2,311	$1,945
Transfers from separate accounts	(1,028)	(957)	(881)
Other items	(2)	(4)	(1)

Transfers to separate accounts, net	$1,688	$1,350	$1,063

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2013	2012
Net balance at January 1	$759	$698
Incurred related to:
Current year	336	315
Prior years	13	16

Total incurred	349	331
Paid related to:
Current year	66	64
Prior years	221	206

Total paid	287	270

Net balance at December 31	$821	$759

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Direct premiums	$5,282	$5,035	$4,829
Reinsurance ceded	(90)	(84)	(78)

Net premiums	$5,192	$4,951	$4,751

Reinsurance claims recovered	$40	$36	$38

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2013	2012
Life insurance	$489	$428
Accident and health	1	1

Total	$490	$429

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 92% of the reinsurance recoverable as of December 31, 2013. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2013 and 2012.

As of December 31, unassigned funds were represented or reduced by the following categories and amounts (in millions):

	2013	2012
Unrealized gains and losses	$413	$344
Non-admitted assets	(93)	(222)
Separate account business	79	115
Asset valuation reserve	(940)	(1,571)

Note 8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value and valued on a recurring basis were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

December 31, 2012
Unaffiliated common stocks:
Large-cap	$235	$7	$—	$242
Mid-cap	71	—	—	71
International	—	57	—	57
REITs	68	—	—	68
Other	245	23	—	268
Short-term investments	225	—	—	225
Assets held in separate accounts	—	16,161	—	16,161

Total	$844	$16,248	$—	$17,092

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks and assets held in separate accounts. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

There were no gains or losses recognized in net income during 2013, 2012 or 2011 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2013, 2012 or 2011.

The following table shows the changes in fair values for the other unaffiliated common stocks categorized as Level 3 (in millions):

2012
Balance, January 1	$16
Realized gains and losses included in net income	1
Unrealized gains and losses	1
Sales	(14)
Transfers out of Level 3	(4)

Balance, December 31	$—

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2013	$—	$—	$—	$—	$—	$—
December 31, 2012	$—	$—	$—	$—	$4	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 and 2012 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale. Bonds incorrectly classified as Level 2 financial instruments in the prior year have been restated to Level 1, and other invested assets classified as Level 3 financial instruments in the prior year have been restated to Level 2.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,355	—	20,355
Other liabilities	2,887	—	—	2,887	2,887

December 31, 2012
Financial assets:
Bonds	$35,965	$1,295	$32,818	$5,678	$39,791
Unaffiliated preferred stocks	91	—	102	—	102
Mortgage loans	7,336	—	—	8,058	8,058
Contract loans	1,244	—	—	1,244	1,244
Cash, cash equivalents and short-term investments	3,111	—	3,111	—	3,111
Limited partnerships	2,282	—	—	2,288	2,288
Real estate — held-for-sale	35	—	—	35	35
Other invested assets	222	—	114	144	258
Financial liabilities:
Deferred annuities	10,953	—	—	10,896	10,896
Liabilities related to separate accounts	16,047	—	16,047	—	16,047
Other liabilities	2,888	—	—	2,888	2,888

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices, and cash.

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Bonds and stocks based on quoted market prices, where available, primarily include U.S. Treasury bonds and unaffiliated preferred stocks. Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets includes investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, short-term investments, limited partnerships, real estate, other invested assets, contractholder funds and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Short-term investments include certain securities priced using internal valuation methodologies using significant unobservable inputs. Limited partnerships primarily include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for contractholder funds, which includes investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. Other liabilities include deposit-type liabilities such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit. The fair values for these instruments are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2013	2012	2011	2013	2012	2011
Service cost	$22	$20	$19	$3	$8	$7
Interest cost	42	43	42	6	5	6
Expected return on plan assets	(56)	(55)	(55)	—	—	—
Other	31	20	14	9	1	1

Net periodic cost	$39	$28	$20	$18	$14	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,008	$876	$108	$107
Service cost	22	20	3	8
Interest cost	42	43	6	5
Actuarial (gain) loss	(49)	105	(35)	(5)
Transfers from Defined Contribution Plan	1	—	—	—
Inclusion of non-vested benefit obligation	2	n/a	43	n/a
Benefits paid	(38)	(36)	(4)	(7)

Benefit obligation, end of year	$988	$1,008	$121	$108

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in plan assets:
Fair value of plan assets, beginning of year	$716	$594	$—	$—
Actual return on plan assets	105	105	—	—
Employer contribution	33	53	4	7
Transfers from Defined Contribution Plan	1	—	—	—
Benefits paid	(38)	(36)	(4)	(7)

Fair value of plan assets, end of year	$817	$716	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements and funding statuses as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Funded status		$(292)		$(108)
Accrued benefit costs	$—	—	$(99)	—
Liability for pension benefits	171	—	(22)	—

Unfunded liabilities at December 31, 2013	(171)	—	(121)	—

Items not yet recognized:
Net losses (gains)	296	425	(11)	25
Net prior service cost	(4)	(5)	33	(2)

Accumulated amounts recognized in periodic pension expenses	$121	$128	$(99)	$(85)

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

As of December 31, 2012, the plan had a prepaid pension benefit cost of $128 million, which is non-admitted in the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation exceeded the fair value of Thrivent Financial’s retirement plan assets. As a result, Thrivent Financial accrued a minimum pension liability of $235 million at December 31, 2012, which is included in other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the retirement plan were $951 million and $2 million, respectively. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the other postretirement plans were $107 million and $43 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31, 2013, is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, beginning of year	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, end of year	$(4)	$296	$292	$33	$(11)	$22

The amounts in unassigned funds expected as of December 31, 2013, to be recognized in the next fiscal year as components of periodic benefit cost (in millions):

	Retirement Plan	Other Plans
December 31, 2013
Net prior service cost	$(1)	$8
Net recognized gains/(losses)	20	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Weighted average assumptions at end of year:
Discount rate	5.10%	4.20%	5.10%	4.20%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.25% in 2013 trending down to 5.00% in 2023. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2013 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

Estimated benefit payments for the next ten years are as follows: 2014 — $50 million; 2015 — $52 million; 2016 — $56 million; 2017 — $59 million; 2018 — $62 million; and 2019 to 2023 — $359 million.

The minimum pension contribution required for 2013 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2014.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation		Actual Allocation
	2013	2012	2013	2012
Equity securities	62%	66%	61%	63%
Fixed income and other securities	38	34	39	37

Total	100%	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	51	1	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$333	$8	$853

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Collateralized debt obligations	—	1	—	1
Common stocks:
Large-cap	219	4	—	223
Mid-cap	34	—	—	34
Small-cap	16	—	—	16
REITs	5	—	—	5
Other	27	3	—	30
Affiliated mutual funds — equity funds	140	—	—	140
Short-term investments	15	16	—	31
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $36 million as of December 31, 2013.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2013 or 2012. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2013
Corporate debt securities	$—	$1	$—	$1
Residential mortgage-backed securities	1	—	—	1
Limited partnerships	1	5	—	6

Total	$2	$6	$—	$8

2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2013, 2012 and 2011, Thrivent Financial contributed $30 million, $27 million and $30 million, respectively, to these plans.

As of December 31, 2013 and 2012, $99 million and $102 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2013, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off- balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $136 million and $50 million as of December 31, 2013 and 2012, respectively. Commitments to purchase limited partnerships and other invested assets were $1,233 million and $1,463 million as of December 31, 2013 and 2012, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the state of domicile of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2013, 2012 and 2011. Future minimum aggregate rental commitments as of December 31, 2013, for operating leases were as follows: 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; 2017 — $2 million; and 2018 — $1 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2013, was $15 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2013, are as follows: 2014 — $2 million; 2015 — $1 million; 2016 — $1 million; 2017 — $1 million.

Note 11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $78 million and $83 million for the years ended December 31, 2013, 2012 and 2011, respectively. The net receivables due from affiliates for the years ended December 31, 2013 and 2012, were $5 million and $8 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of equity for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation, continued

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the year ended December 31, 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the years ended December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP net income	$669	$821
Adjustments to GAAP basis for:
Difference in reserve bases	54	55
Deferred acquisition costs	(89)	(228)
Interest maintenance reserve	(111)	(109)
Difference in reporting basis on invested assets	(28)	(36)
Other	10	(79)

Statutory-basis net income	$505	$424

The following table reconciles consolidated GAAP equity to the statutory-basis capital of Thrivent Financial at December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP equity	$11,359	$9,906
Adjustments to GAAP basis for:
Difference in reserve bases	1,300	725
Deferred acquisition costs	(1,729)	(1,804)
Asset valuation reserve	(1,571)	(1,245)
Interest maintenance reserve	(458)	(347)
Difference in reporting basis on invested assets	(4,231)	(2,959)
Non-admitted assets	(220)	(204)
Other	(64)	(68)

Statutory-basis capital	$4,386	$4,004

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and have issued our report thereon dated February 18, 2014 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 24, 2014

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2013

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,524	$2,518	$2,524
U.S. state and political subdivision securities	146	165	146
Securities issued by foreign governments	105	116	105
Corporate debt securities	25,935	27,548	25,935
Residential mortgage-backed securities	6,663	6,634	6,663
Commercial mortgage-backed securities	1,729	1,792	1,729
Collateralized debt obligations	3	5	3
Other debt obligations	332	334	332

Total bonds	37,437	39,112	37,437
Stocks:
Preferred stocks	103	109	103
Unaffiliated common stocks	539	694	694
Affiliated common stocks	282	366	366

Total stocks	924	1,169	1,163
Mortgage loans	7,298	xxxxx	7,298
Cash, cash equivalents and short term investments	1,430	xxxxx	1,430
Contract loans	1,220	xxxxx	1,220
Limited partnerships	2,362	xxxxx	2,362
Other	267	xxxxx	267

Total cash and invested assets	$50,938		$51,177

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

As of December 31, 2012:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2011:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$19,934	$79	$112
Annuity	13,503	2,775	77
Health	4,136	—	32

	$37,573	$2,854	$221

For the year ended December 31, 2011:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,517	$1,225	$95	$2,016	$668
Annuity	3,176	916	312	3,786	453
Health	318	256	2	536	46
Other	—	136	34	—	2

	$5,011	$2,533	$443	$6,338	$1,169

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$178,306	$46,685	$—	$131,620	—
Premiums:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$174,441	$42,840	$—	$131,601	—
Premiums:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

As of December 31, 2011:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$170,232	$38,787	$—	$131,445	—
Premiums:
Life	1,594	77	—	1,517	—
Annuity	2,916	—	—	2,916	—
Health	319	1	—	318	—

	$4,829	$78	$—	$4,751	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Insurance Account A (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Insurance Account A at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2013

Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$12,031,766	$12,031,766	$12,031,766	784,950	$15.33	$9,549,101	800,187
Moderately Aggressive Allocation	$29,134,298	$29,134,298	$29,134,298	1,938,828	$15.03	$24,083,347	2,026,974
Moderate Allocation	$22,456,446	$22,456,446	$22,456,446	1,529,912	$14.68	$19,017,790	1,647,019
Moderately Conservative Allocation	$6,446,573	$6,446,573	$6,446,573	461,375	$13.97	$5,735,044	507,376
Growth and Income Plus	$253,474	$253,474	$253,474	20,520	$12.35	$198,499	21,744
Balanced Income Plus	$393,363	$393,363	$393,363	25,446	$15.46	$333,323	22,768
Diversified Income Plus	$1,565,112	$1,565,112	$1,565,112	97,983	$15.97	$1,406,383	199,611
Opportunity Income Plus	$68,684	$68,684	$68,684	5,041	$13.63	$70,063	6,767
Partner Technology	$75,541	$75,541	$75,541	4,484	$16.85	$55,034	7,799
Partner Healthcare	$239,741	$239,741	$239,741	13,228	$18.12	$189,680	14,237
Natural Resources	$153,074	$153,074	$153,074	17,873	$8.56	$157,399	20,347
Partner Emerging Markets Equity	$316,703	$316,703	$316,703	25,084	$12.63	$279,873	25,391
Real Estate Securities	$488,562	$488,562	$488,562	39,910	$12.24	$463,317	27,169
Partner Small Cap Growth	$131,602	$131,602	$131,602	7,593	$17.33	$86,132	6,842
Partner Small Cap Value	$622,547	$622,547	$622,547	32,478	$19.17	$401,900	22,021
Small Cap Stock	$306,351	$306,351	$306,351	20,808	$14.72	$225,956	17,243
Small Cap Index	$340,008	$340,008	$340,008	18,013	$18.88	$291,803	19,032
Mid Cap Growth	$36,387,408	$36,387,408	$36,387,408	1,022,688	$35.58	$20,328,062	1,429,542
Partner Mid Cap Value	$503,762	$503,762	$503,762	29,250	$17.22	$368,364	27,303
Mid Cap Stock	$623,005	$623,005	$623,005	36,672	$16.99	$442,843	35,271
Mid Cap Index	$485,440	$485,440	$485,440	25,800	$18.82	$407,314	30,753
Partner Worldwide Allocation	$13,788,544	$13,788,544	$13,788,544	1,293,042	$10.66	$10,869,875	1,375,869
Partner All Cap	$594,363	$594,363	$594,363	37,352	$15.91	$476,165	46,761
Large Cap Growth	$65,859,139	$65,859,139	$65,859,139	686,717	$95.90	$46,897,961	2,587,175
Partner Growth Stock	$384,615	$384,615	$384,615	20,679	$18.60	$254,902	20,468
Large Cap Value	$906,287	$906,287	$906,287	60,862	$14.89	$703,913	58,155
Large Cap Stock	$384,393	$384,393	$384,393	27,078	$14.20	$318,825	32,550
Large Cap Index	$330,806	$330,806	$330,806	20,858	$15.86	$265,811	12,820
High Yield	$19,579,920	$19,579,920	$19,579,920	320,007	$61.19	$22,534,999	3,862,298
Income	$10,213,324	$10,213,324	$10,213,324	202,450	$50.45	$9,679,912	987,291
Bond Index	$289,293	$289,293	$289,293	21,313	$13.57	$299,548	27,403
Limited Maturity Bond	$1,196,544	$1,196,544	$1,196,544	99,092	$12.08	$1,196,927	121,858
Money Market	$3,116,361	$3,116,361	$3,116,361	1,333,563	$2.34	$3,116,361	3,116,361

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Income

For the Year Ended December 31, 2013

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$132,066	$(63,447)	$68,619	$61,290	$134,691	$2,207,987	$2,403,968	$2,472,587
Moderately Aggressive Allocation	$401,894	$(162,013)	$239,881	$312,159	$589,130	$3,912,245	$4,813,534	$5,053,415
Moderate Allocation	$316,151	$(124,821)	$191,330	$161,129	$421,900	$2,032,574	$2,615,603	$2,806,933
Moderately Conservative Allocation	$94,292	$(37,792)	$56,500	$55,037	$122,000	$273,755	$450,792	$507,292
Growth and Income Plus	$4,554	$(1,404)	$3,150	$11,243	$—	$30,227	$41,470	$44,620
Balanced Income Plus	$10,139	$(3,161)	$6,978	$28,436	$17,732	$26,480	$72,648	$79,626
Diversified Income Plus	$34,653	$(8,561)	$26,092	$14,135	$—	$97,337	$111,472	$137,564
Opportunity Income Plus	$1,742	$(437)	$1,305	$(1,246)	$623	$(2,789)	$(3,412)	$(2,107)
Partner Technology	$—	$(408)	$(408)	$2,674	$—	$15,001	$17,675	$17,267
Partner Healthcare	$633	$(1,087)	$(454)	$3,353	$6,855	$34,341	$44,549	$44,095
Natural Resources	$957	$(859)	$98	$(1,027)	$—	$13,321	$12,294	$12,392
Partner Emerging Markets Equity	$3,333	$(1,976)	$1,357	$8,963	$—	$(36,438)	$(27,475)	$(26,118)
Real Estate Securities	$7,753	$(3,246)	$4,507	$11,361	$—	$(4,550)	$6,811	$11,318
Partner Small Cap Growth	$—	$(678)	$(678)	$5,918	$2,303	$30,961	$39,182	$38,504
Partner Small Cap Value	$10,481	$(3,213)	$7,268	$14,999	$2,731	$136,828	$154,558	$161,826
Small Cap Stock	$1,028	$(1,708)	$(680)	$8,107	$—	$77,438	$85,545	$84,865
Small Cap Index	$3,166	$(1,574)	$1,592	$1,298	$10,731	$75,021	$87,050	$88,642
Mid Cap Growth	$111,141	$(197,333)	$(86,192)	$972,271	$18,420	$7,682,657	$8,673,348	$8,587,156
Partner Mid Cap Value	$4,108	$(2,556)	$1,552	$7,734	$17,968	$88,561	$114,263	$115,815
Mid Cap Stock	$1,841	$(3,124)	$(1,283)	$14,132	$—	$142,815	$156,947	$155,664
Mid Cap Index	$3,796	$(2,534)	$1,262	$4,359	$12,937	$98,234	$115,530	$116,792
Partner Worldwide Allocation	$3,470	$(78,359)	$(74,889)	$148,633	$—	$1,834,469	$1,983,102	$1,908,213
Partner All Cap	$3,985	$(3,173)	$812	$2,324	$—	$144,107	$146,431	$147,243
Large Cap Growth	$372,015	$(346,490)	$25,525	$757,037	$—	$16,870,411	$17,627,448	$17,652,973
Partner Growth Stock	$90	$(1,955)	$(1,865)	$5,123	$—	$102,958	$108,081	$106,216
Large Cap Value	$11,630	$(4,784)	$6,846	$18,415	$—	$184,160	$202,575	$209,421
Large Cap Stock	$2,148	$(1,505)	$643	$4,649	$—	$58,446	$63,095	$63,738
Large Cap Index	$3,870	$(1,479)	$2,391	$6,797	$2,315	$56,243	$65,355	$67,746
High Yield	$1,239,691	$(118,328)	$1,121,363	$(284,556)	$—	$360,164	$75,608	$1,196,971
Income	$408,553	$(65,149)	$343,404	$86,349	$24,449	$(534,229)	$(423,431)	$(80,027)
Bond Index	$6,600	$(2,036)	$4,564	$(331)	$11,767	$(27,785)	$(16,349)	$(11,785)
Limited Maturity Bond	$18,314	$(7,196)	$11,118	$2,667	$—	$(16,390)	$(13,723)	$(2,605)
Money Market	$—	$(19,540)	$(19,540)	$—	$—	$—	$—	$(19,540)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes of Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$68,619	$195,981	$2,207,987	$2,472,587	$714,437	$(187,419)	$(332,016)	$47,852	$242,854	$2,715,441	$9,316,325	$12,031,766
Moderately Aggressive Allocation	$239,881	$901,289	$3,912,245	$5,053,415	$1,542,623	$(208,497)	$(1,077,618)	$(972,310)	$(715,802)	$4,337,613	$24,796,685	$29,134,298
Moderate Allocation	$191,330	$583,029	$2,032,574	$2,806,933	$1,231,176	$(256,562)	$(1,000,820)	$406,643	$380,437	$3,187,370	$19,269,076	$22,456,446
Moderately Conservative Allocation	$56,500	$177,037	$273,755	$507,292	$295,360	$(40,720)	$(325,160)	$(73,426)	$(143,946)	$363,346	$6,083,227	$6,446,573
Growth and Income Plus	$3,150	$11,243	$30,227	$44,620	$11,427	$242	$(11,279)	$(25,258)	$(24,868)	$19,752	$233,722	$253,474
Balanced Income Plus	$6,978	$46,168	$26,480	$79,626	$29,610	$(167,806)	$(33,174)	$11,556	$(159,814)	$(80,188)	$473,551	$393,363
Diversified Income Plus	$26,092	$14,135	$97,337	$137,564	$173,219	$(38,071)	$(59,755)	$85,977	$161,370	$298,934	$1,266,178	$1,565,112
Opportunity Income Plus	$1,305	$(623)	$(2,789)	$(2,107)	$3,725	$(619)	$(6,501)	$(10,006)	$(13,401)	$(15,508)	$84,192	$68,684
Partner Technology	$(408)	$2,674	$15,001	$17,267	$4,832	$1,712	$(3,657)	$(17,007)	$(14,120)	$3,147	$72,394	$75,541
Partner Healthcare	$(454)	$10,208	$34,341	$44,095	$27,013	$(10,516)	$(6,760)	$96,662	$106,399	$150,494	$89,247	$239,741
Natural Resources	$98	$(1,027)	$13,321	$12,392	$12,006	$(3,254)	$(5,132)	$2,952	$6,572	$18,964	$134,110	$153,074
Partner Emerging Markets Equity	$1,357	$8,963	$(36,438)	$(26,118)	$34,386	$(1,703)	$(13,107)	$5,736	$25,312	$(806)	$317,509	$316,703
Real Estate Securities	$4,507	$11,361	$(4,550)	$11,318	$29,530	$(18,675)	$(27,705)	$(41,887)	$(58,737)	$(47,419)	$535,981	$488,562
Partner Small Cap Growth	$(678)	$8,221	$30,961	$38,504	$6,338	$(3,917)	$(6,010)	$1,595	$(1,994)	$36,510	$95,092	$131,602
Partner Small Cap Value	$7,268	$17,730	$136,828	$161,826	$28,307	$(9,982)	$(22,187)	$38,119	$34,257	$196,083	$426,464	$622,547
Small Cap Stock	$(680)	$8,107	$77,438	$84,865	$12,416	$57	$(11,856)	$(26,081)	$(25,464)	$59,401	$246,950	$306,351
Small Cap Index	$1,592	$12,029	$75,021	$88,642	$23,195	$909	$(8,566)	$16,789	$32,327	$120,969	$219,039	$340,008
Mid Cap Growth	$(86,192)	$990,691	$7,682,657	$8,587,156	$1,816,633	$(439,100)	$(1,492,945)	$(1,911,932)	$(2,027,344)	$6,559,812	$29,827,596	$36,387,408
Partner Mid Cap Value	$1,552	$25,702	$88,561	$115,815	$14,741	$(487)	$(15,771)	$49,034	$47,517	$163,332	$340,430	$503,762
Mid Cap Stock	$(1,283)	$14,132	$142,815	$155,664	$18,731	$643	$(18,991)	$40,859	$41,242	$196,906	$426,099	$623,005
Mid Cap Index	$1,262	$17,296	$98,234	$116,792	$11,369	$1,743	$(10,406)	$(3,673)	$(967)	$115,825	$369,615	$485,440
Partner Worldwide Allocation	$(74,889)	$148,633	$1,834,469	$1,908,213	$930,607	$(188,961)	$(591,782)	$(831,605)	$(681,741)	$1,226,472	$12,562,072	$13,788,544
Partner All Cap	$812	$2,324	$144,107	$147,243	$15,092	$(807)	$(17,787)	$(24,000)	$(27,502)	$119,741	$474,622	$594,363
Large Cap Growth	$25,525	$757,037	$16,870,411	$17,652,973	$3,552,635	$(641,439)	$(2,649,285)	$(3,618,086)	$(3,356,175)	$14,296,798	$51,562,341	$65,859,139
Partner Growth Stock	$(1,865)	$5,123	$102,958	$106,216	$15,258	$1,068	$(10,314)	$(2,212)	$3,800	$110,016	$274,599	$384,615
Large Cap Value	$6,846	$18,415	$184,160	$209,421	$50,840	$(3,523)	$(33,616)	$23,784	$37,485	$246,906	$659,381	$906,287
Large Cap Stock	$643	$4,649	$58,446	$63,738	$15,604	$757	$(13,473)	$158,997	$161,885	$225,623	$158,770	$384,393
Large Cap Index	$2,391	$9,112	$56,243	$67,746	$15,144	$1,118	$(8,573)	$25,077	$32,766	$100,512	$230,294	$330,806
High Yield	$1,121,363	$(284,556)	$360,164	$1,196,971	$1,021,283	$(252,265)	$(926,875)	$(1,289,564)	$(1,447,421)	$(250,450)	$19,830,370	$19,579,920
Income	$343,404	$110,798	$(534,229)	$(80,027)	$609,340	$(143,249)	$(562,399)	$(1,020,089)	$(1,116,397)	$(1,196,424)	$11,409,748	$10,213,324
Bond Index	$4,564	$11,436	$(27,785)	$(11,785)	$27,354	$(25,004)	$(28,582)	$5,934	$(20,298)	$(32,083)	$321,376	$289,293
Limited Maturity Bond	$11,118	$2,667	$(16,390)	$(2,605)	$65,737	$(54,546)	$(74,736)	$220,538	$156,993	$154,388	$1,042,156	$1,196,544
Money Market	$(19,540)	$—	$—	$(19,540)	$313,264	$(33,843)	$(296,039)	$(312,028)	$(328,646)	$(348,186)	$3,464,547	$3,116,361

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes of Net Assets

For the Year Ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$688	$414,773	$607,905	$1,023,366	$759,355	$(592,519)	$(339,691)	$(520,069)	$(692,924)	$330,442	$8,985,883	$9,316,325
Moderately Aggressive Allocation	$137,225	$337,136	$2,232,396	$2,706,757	$1,584,721	$(1,033,517)	$(1,121,651)	$502,974	$(67,473)	$2,639,284	$22,157,401	$24,796,685
Moderate Allocation	$179,487	$250,862	$1,541,356	$1,971,705	$1,127,051	$(1,693,273)	$(962,771)	$447,962	$(1,081,031)	$890,674	$18,378,402	$19,269,076
Moderately Conservative Allocation	$58,365	$82,901	$340,561	$481,827	$287,025	$(391,229)	$(308,705)	$703,719	$290,810	$772,637	$5,310,590	$6,083,227
Growth and Income Plus	$2,077	$3,754	$20,422	$26,253	$25,556	$(13,022)	$(12,048)	$1,035	$1,521	$27,774	$205,948	$233,722
Balanced Income Plus	$7,197	$16,469	$25,461	$49,127	$20,993	$(7,663)	$(27,368)	$44,709	$30,671	$79,798	$393,753	$473,551
Diversified Income Plus	$26,234	$5,785	$69,934	$101,953	$92,463	$(123,897)	$(54,758)	$766,076	$679,884	$781,837	$484,341	$1,266,178
Opportunity Income Plus	$460	$1,034	$1,026	$2,520	$2,706	$(96)	$(5,127)	$43,426	$40,909	$43,429	$40,763	$84,192
Partner Technology	$(384)	$1,135	$9,525	$10,276	$5,644	$1,749	$(5,642)	$9,238	$10,989	$21,265	$51,129	$72,394
Partner Healthcare	$(332)	$10,287	$7,880	$17,835	$8,490	$(44,541)	$(3,989)	$19,240	$(20,800)	$(2,965)	$92,212	$89,247
Natural Resources	$(545)	$15,223	$(20,872)	$(6,194)	$15,418	$(35,595)	$(6,091)	$12,945	$(13,323)	$(19,517)	$153,627	$134,110
Partner Emerging Markets Equity	$(129)	$9,810	$51,233	$60,914	$36,183	$(15,426)	$(12,736)	$29,451	$37,472	$98,386	$219,123	$317,509
Real Estate Securities	$14,283	$1,375	$56,277	$71,935	$26,759	$(20,665)	$(26,493)	$55,767	$35,368	$107,303	$428,678	$535,981
Partner Small Cap Growth	$(651)	$3,853	$7,292	$10,494	$6,758	$(11,539)	$(6,133)	$(8,345)	$(19,259)	$(8,765)	$103,857	$95,092
Partner Small Cap Value	$236	$12,013	$40,995	$53,244	$23,341	$(32,283)	$(21,839)	$(7,406)	$(38,187)	$15,057	$411,407	$426,464
Small Cap Stock	$(1,507)	$(1,433)	$24,153	$21,213	$14,211	$(23,139)	$(12,108)	$(5,734)	$(26,770)	$(5,557)	$252,507	$246,950
Small Cap Index	$138	$11,142	$16,843	$28,123	$10,303	$(9,067)	$(6,997)	$10,052	$4,291	$32,414	$186,625	$219,039
Mid Cap Growth	$(113,135)	$772,500	$2,608,805	$3,268,170	$1,898,379	$(1,474,185)	$(1,598,609)	$(1,105,079)	$(2,279,494)	$988,676	$28,838,920	$29,827,596
Partner Mid Cap Value	$784	$3,457	$48,252	$52,493	$11,013	$(8,719)	$(14,662)	$(19,386)	$(31,754)	$20,739	$319,691	$340,430
Mid Cap Stock	$(1,500)	$2,373	$53,197	$54,070	$20,930	$(30,062)	$(18,056)	$(17,987)	$(45,175)	$8,895	$417,204	$426,099
Mid Cap Index	$615	$27,662	$22,159	$50,436	$11,103	$(15,445)	$(8,704)	$19,664	$6,618	$57,054	$312,561	$369,615
Partner Worldwide Allocation	$141,349	$60,981	$1,180,137	$1,382,467	$427,874	$(302,143)	$(279,116)	$10,734,210	$10,580,825	$11,963,292	$598,780	$12,562,072
Partner All Cap	$(671)	$(2,942)	$61,709	$58,096	$19,584	$(8,267)	$(16,868)	$20,653	$15,102	$73,198	$401,424	$474,622
Large Cap Growth	$283,192	$6,758	$8,086,884	$8,376,834	$3,780,270	$(2,310,552)	$(2,749,719)	$(1,784,225)	$(3,064,226)	$5,312,608	$46,249,733	$51,562,341
Partner Growth Stock	$(1,595)	$4,476	$35,539	$38,420	$12,177	$(22,006)	$(10,277)	$42,989	$22,883	$61,303	$213,296	$274,599
Large Cap Value	$7,041	$(4,931)	$94,557	$96,667	$38,285	$(35,580)	$(31,268)	$4,888	$(23,675)	$72,992	$586,389	$659,381
Large Cap Stock	$872	$126	$22,541	$23,539	$15,397	$(27,219)	$(12,465)	$(19,153)	$(43,440)	$(19,901)	$178,671	$158,770
Large Cap Index	$2,332	$(285)	$25,118	$27,165	$19,147	$(21,265)	$(9,050)	$38,044	$26,876	$54,041	$176,253	$230,294
High Yield	$1,256,392	$(404,684)	$1,938,086	$2,789,794	$1,069,539	$(926,491)	$(1,037,121)	$(557,170)	$(1,451,243)	$1,338,551	$18,491,819	$19,830,370
Income	$363,850	$85,540	$658,170	$1,107,560	$660,952	$(501,825)	$(655,369)	$(279,039)	$(775,281)	$332,279	$11,077,469	$11,409,748
Bond Index	$4,502	$8,205	$1,020	$13,727	$14,895	$(35,443)	$(20,845)	$92,741	$51,348	$65,075	$256,301	$321,376
Limited Maturity Bond	$10,625	$5,498	$19,372	$35,495	$67,707	$(223,341)	$(72,861)	$398,058	$169,563	$205,058	$837,098	$1,042,156
Money Market	$(21,631)	$—	$—	$(21,631)	$398,051	$(543,577)	$(348,503)	$165,377	$(328,652)	$(350,283)	$3,814,830	$3,464,547

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Insurance Account A

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

The Thrivent Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 33 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology (n)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a,b,c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012
(n)	Formerly known as Technology, name change effective June 30, 2009

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts at a percentage of the subaccounts. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. This charge for mortality and expense risks is guaranteed not to exceed, on an annual basis, 0.75% of the daily value of the subaccount.

Prior to the allocation of premiums to the variable account, Thrivent Financial deducts charges to cover a portion of the sales expenses and taxes incurred by Thrivent Financial. These charges include the percent of premium charge and the premium processing charge. Refer to thr product prospectus for the applicable rate.

Thrivent Financial charges a basic monthly administrative fee and an initial monthly administrative fee for administrative expenses. The basic monthly administrative fee is charge for the life of the contract. The initial monthly administrative charge applies to the first 180 monthly deductions after issue and the first 180 monthly deductions after an increase in face amount. For VUL 1 contracts, the initial monthly administrative charge continues for 120 monthly deductions instead of 180 monthly deductions. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

Thrivent Financial assesses a transfer fee to each transfer from the subaccounts in excess of the first two transfers made in a contract year. The transfer charge applies to VULI contracts only. Refer to the product prospectus for the applicable charge.

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease charge to compensate Thrivent Financial for certain selling and administrative expenses. The decrease charge consists of the contingent deferred sales charge and the deferred administrative charge. The decrease charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the face amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after issuance of a contract or after a requested increase in face amount. The charge that applies will depend on the amount of decrease in face amount, amount of coverage and the amount of years since issuance of a contract or after an increase in face amount. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Financial charges an administrative fee for each partial surrender that is taken. Refer to the product prospectus for applicable charges.

Additionally, during the year ended December 31, 2013, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to to the Fund. Additional details of these net asset based charges can be found in the Fund’s annual report.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Aggressive Allocation	826,066	86,840		(145,303)	767,603	86,794		(69,447)	784,950
Moderately Aggressive Allocation	1,994,597	292,930		(297,820)	1,989,707	251,643		(302,522)	1,938,828
Moderate Allocation	1,591,111	237,230		(326,140)	1,502,201	194,149		(166,438)	1,529,912
Moderately Conservative Allocation	448,672	104,975		(81,853)	471,794	49,101		(59,520)	461,375
Growth and Income Plus	22,601	5,601		(5,399)	22,803	3,800		(6,083)	20,520
Balanced Income Plus	33,371	5,871		(3,327)	35,915	5,636		(16,105)	25,446
Diversified Income Plus	38,133	61,046	4,557	(16,138)	87,598	26,463		(16,078)	97,983
Opportunity Income Plus	3,090	3,416		(449)	6,057	3,012		(4,028)	5,041
Partner Technology	4,684	2,818		(1,992)	5,510	630		(1,656)	4,484
Partner Healthcare	7,953	2,791		(4,327)	6,417	8,025		(1,214)	13,228
Natural Resources	18,804	4,184		(5,936)	17,052	3,066		(2,245)	17,873
Partner Emerging Markets Equity	20,015	8,141		(4,995)	23,161	6,565		(4,642)	25,084
Real Estate Securities	41,556	10,146		(7,231)	44,471	5,278		(9,839)	39,910
Partner Small Cap Growth	9,366	1,355		(2,997)	7,724	1,373		(1,504)	7,593
Partner Small Cap Value	33,168	5,704		(8,627)	30,245	6,291		(4,058)	32,478
Small Cap Stock	25,199	2,199		(4,739)	22,659	1,626		(3,477)	20,808

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Small Cap Index	15,952	3,153		(2,860)	16,245	4,629		(2,861)	18,013
Mid Cap Growth	1,172,344	94,727	2,197	(182,255)	1,087,013	74,110		(138,435)	1,022,688
Partner Mid Cap Value	28,792	2,303		(5,015)	26,080	5,933		(2,763)	29,250
Mid Cap Stock	37,576	2,939		(6,734)	33,781	7,650		(4,759)	36,672
Mid Cap Index	25,608	4,498		(4,150)	25,956	3,239		(3,395)	25,800
Partner Worldwide Allocation	76,569	66,579	1,331,991	(113,136)	1,362,003	117,166		(186,127)	1,293,042
Partner All Cap	37,994	5,012		(3,617)	39,389	1,435		(3,472)	37,352
Large Cap Growth	773,044	69,238	521	(115,248)	727,555	53,490		(94,328)	686,717
Partner Growth Stock	18,667	7,250		(5,541)	20,376	2,578		(2,275)	20,679
Large Cap Value	60,301	10,777		(13,055)	58,023	12,947		(10,108)	60,862
Large Cap Stock	18,518	4,149		(8,258)	14,409	2,380	14,427	(4,138)	27,078
Large Cap Index	16,721	10,222		(7,919)	19,024	6,758		(4,924)	20,858
High Yield	371,290	29,718		(56,598)	344,410	22,295		(46,698)	320,007
Income	240,644	22,630	454	(39,063)	224,665	15,347		(37,562)	202,450
Bond Index	19,098	10,334		(6,477)	22,955	12,596		(14,238)	21,313
Limited Maturity Bond	71,780	60,514		(46,114)	86,180	43,714		(30,802)	99,092
Money Market	1,612,939	440,814		(580,055)	1,473,698	323,545		(463,680)	1,333,563

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$968,533	$522,369
Moderately Aggressive Allocation	2,881,213	2,768,004
Moderate Allocation	2,423,857	1,430,190
Moderately Conservative Allocation	645,712	611,159
Growth and Income Plus	41,014	62,732
Balanced Income Plus	100,208	235,312
Diversified Income Plus	373,046	185,584
Opportunity Income Plus	41,656	53,129
Partner Technology	7,380	21,908
Partner Healthcare	130,789	17,990
Natural Resources	21,045	14,375
Partner Emerging Markets Equity	77,756	51,086
Real Estate Securities	56,856	111,086
Partner Small Cap Growth	19,380	19,749
Partner Small Cap Value	97,915	53,660
Small Cap Stock	16,101	42,245
Small Cap Index	86,866	42,217
Mid Cap Growth	547,141	2,642,257
Partner Mid Cap Value	101,639	34,602
Mid Cap Stock	101,928	61,969

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Mid Cap Index	66,475	53,243
Partner Worldwide Allocation	260,304	1,016,934
Partner All Cap	13,280	39,970
Large Cap Growth	1,110,223	4,440,873
Partner Growth Stock	30,637	28,701
Large Cap Value	157,882	113,551
Large Cap Stock	209,177	46,649
Large Cap Index	98,982	61,509
High Yield	1,441,944	1,768,002
Income	592,447	1,340,991
Bond Index	185,387	189,354
Limited Maturity Bond	472,496	304,385
Money Market	511,879	860,065

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2013, except as indicated in Note 1, follows:

Subaccount	2013	2012	2011	2010	2009

Aggressive Allocation
Units	784,950	767,603	826,066	815,761	801,748
Unit value	$15.33	$12.14	$10.88	$11.39	$9.75
Net assets	$12,031,766	$9,316,325	$8,985,883	$9,291,940	$7,817,094
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.25%	0.61%	1.29%	1.47%	4.42%
Total return (c)	26.29%	11.57%	(4.50)%	16.83%	29.84%

Moderately Aggressive Allocation
Units	1,938,828	1,989,707	1,994,597	2,043,955	2,064,365
Unit value	$15.03	$12.46	$11.11	$11.50	$10.03
Net assets	$29,134,298	$24,796,685	$22,157,401	$23,515,018	$20,699,112
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.49%	1.18%	1.96%	2.27%	4.90%
Total return (c)	20.58%	12.19%	(3.44)%	14.74%	29.02%

Moderate Allocation
Units	1,529,912	1,502,201	1,591,111	1,496,374	1,422,391
Unit value	$14.68	$12.83	$11.55	$11.74	$10.39
Net assets	$22,456,446	$19,269,076	$18,378,402	$17,568,243	$14,777,866
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.52%	1.55%	2.22%	2.54%	4.91%
Total return (c)	14.43%	11.05%	(1.62)%	13.00%	26.13%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Moderately Conservative Allocation
Units	461,375	471,794	448,672	372,741	300,617
Unit value	$13.97	$12.89	$11.84	$11.88	$10.73
Net assets	$6,446,573	$6,083,227	$5,310,590	$4,429,653	$3,225,901
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.50%	1.63%	2.18%	2.38%	4.24%
Total return (c)	8.37%	8.93%	(0.40)%	10.75%	21.80%

Growth and Income Plus
Units	20,520	22,803	22,601	14,031	3,250
Unit value	$12.35	$10.25	$9.11	$9.40	$8.13
Net assets	$253,474	$233,722	$205,948	$131,856	$26,438
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.95%	1.54%	0.28%	3.11%	2.10%
Total return (c)	20.52%	12.48%	(3.04)%	15.54%	15.98%

Balanced Income Plus
Units	25,446	35,915	33,371	27,946	10,398
Unit value	$15.46	$13.19	$11.80	$11.39	$10.12
Net assets	$393,363	$473,551	$393,753	$318,418	$105,203
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.93%	2.17%	2.39%	2.75%	4.43%
Total return (c)	17.24%	11.75%	3.56%	12.62%	21.03%

Diversified Income Plus
Units	97,983	87,598	38,133	28,510	23,617
Unit value	$15.97	$14.45	$12.70	$12.49	$10.85
Net assets	$1,565,112	$1,266,178	$484,341	$356,055	$256,122
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.43%	3.61%	5.21%	4.89%	7.74%
Total return (c)	10.51%	13.80%	1.70%	15.16%	32.27%

Opportunity Income Plus
Units	5,041	6,057	3,090	4,870	940
Unit value	$13.63	$13.90	$13.19	$12.70	$11.40
Net assets	$68,684	$84,192	$40,763	$61,841	$10,713
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	2.39%	1.52%	2.79%	3.64%	3.55%
Total return (c)	(1.98)%	5.36%	3.90%	11.42%	12.35%

Partner Technology
Units	4,484	5,510	4,684	3,412	3,162
Unit value	$16.85	$13.14	$10.92	$12.60	$10.14
Net assets	$75,541	$72,394	$51,129	$42,983	$32,056
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	28.24%	20.35%	(13.35)%	24.25%	55.65%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Healthcare
Units	13,228	6,417	7,953	6,989	6,625
Unit value	$18.12	$13.91	$11.59	$12.12	$10.97
Net assets	$239,741	$89,247	$92,212	$84,727	$72,705
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.35%	0.27%	0.00%	0.15%	0.02%
Total return (c)	30.31%	19.95%	(4.36)%	10.47%	23.09%

Natural Resources
Units	17,873	17,052	18,804	16,368	15,051
Unit value	$8.56	$7.86	$8.17	$9.43	$8.16
Net assets	$153,074	$134,110	$153,627	$154,345	$122,742
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.67%	0.25%	0.07%	0.08%	0.00%
Total return (c)	8.90%	(3.73)%	(13.36)%	15.63%	42.86%

Partner Emerging Markets Equity
Units	25,084	23,161	20,015	19,420	8,057
Unit value	$12.63	$13.71	$10.95	$12.35	$9.76
Net assets	$316,703	$317,509	$219,123	$239,839	$78,615
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.01%	0.56%	1.10%	0.00%	0.73%
Total return (c)	(7.90)%	25.22%	(11.36)%	26.57%	73.65%

Real Estate Securities
Units	39,910	44,471	41,556	42,735	45,541
Unit value	$12.24	$12.05	$10.32	$9.54	$7.52
Net assets	$488,562	$535,981	$428,678	$407,501	$342,483
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.43%	3.61%	0.00%	2.86%	4.43%
Total return (c)	1.57%	16.83%	8.18%	26.80%	28.31%

Partner Small Cap Growth
Units	7,593	7,724	9,366	7,734	5,948
Unit value	$17.33	$12.31	$11.09	$11.60	$9.06
Net assets	$131,602	$95,092	$103,857	$89,727	$53,877
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.08%
Total return (c)	40.79%	11.02%	(4.42)%	28.09%	33.95%

Partner Small Cap Value
Units	32,478	30,245	33,168	34,505	33,293
Unit value	$19.17	$14.10	$12.40	$12.73	$10.37
Net assets	$622,547	$426,464	$411,407	$439,287	$345,384
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.96%	0.66%	0.22%	1.01%	0.88%
Total return (c)	35.94%	13.68%	(2.57)%	22.72%	29.46%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Small Cap Stock
Units	20,808	22,659	25,199	28,640	28,560
Unit value	$14.72	$10.90	$10.02	$10.65	$8.56
Net assets	$306,351	$246,950	$252,507	$304,910	$244,527
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.36%	0.00%	0.00%	0.04%	0.98%
Total return (c)	35.09%	8.76%	(5.88)%	24.34%	19.66%

Small Cap Index
Units	18,013	16,245	15,952	16,340	19,347
Unit value	$18.88	$13.48	$11.70	$11.71	$9.36
Net assets	$340,008	$219,039	$186,625	$191,296	$181,014
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.21%	0.67%	0.85%	0.84%	1.98%
Total return (c)	39.99%	15.25%	(0.06)%	25.13%	24.54%

Mid Cap Growth
Units	1,022,688	1,087,013	1,172,344	1,289,934	1,403,115
Unit value	$35.58	$27.44	$24.60	$26.17	$20.39
Net assets	$36,387,408	$29,827,596	$28,838,920	$33,756,102	$28,610,917
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.34%	0.23%	0.32%	0.25%	0.02%
Total return (c)	29.67%	11.55%	(6.00)%	28.34%	50.04%

Partner Mid Cap Value
Units	29,250	26,080	28,792	26,589	26,330
Unit value	$17.22	$13.05	$11.10	$11.93	$9.62
Net assets	$503,762	$340,430	$319,691	$317,076	$253,255
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.96%	0.84%	0.21%	0.85%	1.01%
Total return (c)	31.94%	17.56%	(6.89)%	23.98%	31.54%

Mid Cap Stock
Units	36,672	33,781	37,576	40,216	41,034
Unit value	$16.99	$12.61	$11.10	$11.92	$9.55
Net assets	$623,005	$426,099	$417,204	$479,289	$391,749
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.35%	0.25%	0.05%	0.48%	0.58%
Total return (c)	34.69%	13.60%	(6.84)%	24.84%	38.26%

Mid Cap Index
Units	25,800	25,956	25,608	25,644	26,187
Unit value	$18.82	$14.24	$12.21	$12.56	$10.04
Net assets	$485,440	$369,615	$312,561	$322,081	$262,796
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.90%	0.78%	0.80%	1.05%	1.88%
Total return (c)	32.13%	16.67%	(2.82)%	25.15%	35.88%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Worldwide Allocation
Units	1,293,042	1,362,003	76,569	73,028	61,697
Unit value	$10.66	$9.22	$7.82	$8.95	$7.94
Net assets	$13,788,544	$12,562,072	$598,780	$653,761	$489,844
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.03%	3.15%	2.07%	1.54%	1.75%
Total return (c)	15.62%	17.94%	(12.65)%	12.76%	30.88%

Partner All Cap
Units	37,352	39,389	37,994	37,732	38,977
Unit value	$15.91	$12.05	$10.57	$11.17	$9.66
Net assets	$594,363	$474,622	$401,424	$421,376	$376,395
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.75%	0.46%	0.63%	0.71%	1.35%
Total return (c)	32.06%	14.05%	(5.39)%	15.64%	27.72%

Large Cap Growth
Units	686,717	727,555	773,044	836,640	897,793
Unit value	$95.90	$70.87	$59.83	$63.54	$57.73
Net assets	$65,859,139	$51,562,341	$46,249,733	$53,157,266	$51,826,973
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.64%	1.16%	0.56%	0.59%	0.77%
Total return (c)	35.32%	18.46%	(5.84)%	10.06%	40.56%

Partner Growth Stock
Units	20,679	20,376	18,667	19,448	19,228
Unit value	$18.60	$13.48	$11.43	$11.67	$10.06
Net assets	$384,615	$274,599	$213,296	$226,912	$193,522
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.03%	0.00%	0.00%	0.02%	0.31%
Total return (c)	38.01%	17.94%	(2.07)%	15.93%	42.31%

Large Cap Value
Units	60,862	58,023	60,301	62,936	66,778
Unit value	$14.89	$11.36	$9.72	$10.09	$9.02
Net assets	$906,287	$659,381	$586,389	$635,261	$602,156
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.46%	1.72%	0.02%	1.34%	1.90%
Total return (c)	31.03%	16.86%	(3.66)%	11.94%	20.38%

Large Cap Stock
Units	27,078	14,409	18,518	16,896	17,234
Unit value	$14.20	$11.02	$9.65	$10.17	$9.23
Net assets	$384,393	$158,770	$178,671	$171,856	$159,135
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.85%	1.09%	0.01%	0.76%	1.06%
Total return (c)	28.83%	14.21%	(5.14)%	10.16%	26.82%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Large Cap Index
Units	20,858	19,024	16,721	16,270	19,432
Unit value	$15.86	$12.11	$10.54	$10.43	$9.15
Net assets	$330,806	$230,294	$176,253	$169,627	$177,794
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.57%	1.72%	1.59%	1.94%	3.01%
Total return (c)	31.02%	14.84%	1.10%	13.95%	25.45%

High Yield
Units	320,007	344,410	371,290	416,644	452,763
Unit value	$61.19	$57.58	$49.80	$47.85	$42.02
Net assets	$19,579,920	$19,830,370	$18,491,819	$19,938,220	$19,025,052
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	6.29%	7.10%	7.77%	8.19%	9.12%
Total return (c)	6.27%	15.61%	4.07%	13.88%	42.63%

Income
Units	202,450	224,665	240,644	264,304	289,850
Unit value	$50.45	$50.79	$46.03	$43.71	$39.42
Net assets	$10,213,324	$11,409,748	$11,077,469	$11,552,880	$11,425,976
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	3.76%	3.83%	4.50%	5.04%	5.76%
Total return (c)	(0.66)%	10.33%	5.31%	10.88%	20.57%

Bond Index
Units	21,313	22,955	19,098	17,769	9,959
Unit value	$13.57	$14.00	$13.42	$12.48	$11.49
Net assets	$289,293	$321,376	$256,301	$221,691	$114,433
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.95%	2.01%	2.82%	3.02%	3.98%
Total return (c)	(3.05)%	4.32%	7.57%	8.58%	7.83%

Limited Maturity Bond
Units	99,092	86,180	71,780	53,885	42,770
Unit value	$12.08	$12.09	$11.66	$11.63	$11.11
Net assets	$1,196,544	$1,042,156	$837,098	$626,557	$475,322
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	1.53%	1.64%	2.19%	3.23%	4.13%
Total return (c)	(0.15)%	3.69%	0.30%	4.63%	13.36%

Money Market
Units	1,333,563	1,473,698	1,612,939	1,648,031	1,771,191
Unit value	$2.34	$2.35	$2.37	$2.38	$2.39
Net assets	$3,116,361	$3,464,547	$3,814,830	$3,921,220	$4,239,617
Ratio of expenses to net assets (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.44%
Total return (c)	(0.60)%	(0.60)%	(0.60)%	(0.60)%	(0.17)%

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

(7) SUBACCOUNT MERGERS

A Special Meeting of Contractholders of the Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth and Thrivent Partner All Cap Value Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 2, 2013, and the Contractholders of each voted in favor of merging the Portfolios listed below effective August 16, 2013.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	Thrivent Large Cap Stock Portfolio
Merger 2	Thrivent Partner All Cap Value	Thrivent Large Cap Stock Portfolio
Merger 3	Thrivent Partner Socially Responsible Stock	Thrivent Large Cap Stock Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$88,501	7,946
Target Portfolio (Merger 2)	$74,581	7,430
Target Portfolio (Merger 3)	$22,797	1,710
Acquiring Portfolio	$195,564	18,287

After Acquisition	$381,442	35,373

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 15, 2013.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(14,196)	$(301)	$25,449
Thrivent Partner All Cap Value	$(9,660)	$1,096	$16,735
Thrivent Partner Socially Responsible Stock	$(2,092)	$9	$4,678

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$32,498	$1,446	$51,510

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$38,450	$222	$4,102

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	Thrivent Diversified Income Plus Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$598,085	$28,775,363	$49,082,861	$11,351,947	$1,081,508
Target Portfolio	$10,820,253	$56,473	$34,490	$22,434	$63,096
After Acquisition	$11,418,338	$28,831,836	$49,117,351	$11,374,381	$1,144,604

	Shares as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	77,645	1,571,977	2,772,088	1,068,408	156,650
Target Portfolio	1,213,713	7,002	7,542	2,091	6,934
After Acquisition	1,291,358	1,578,979	2,779,629	1,070,500	163,584

Thrivent Variable Insurance Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$3,064,241	$496,287	$(3,177,930)
Thrivent Mid Cap Growth Portfolio II	$4,290	$(240)	$(107)
Thrivent Large Cap Growth Portfolio II	$14,144	$749	$(10,646)
Thrivent Partner Socially Responsible Bond Portfolio	$(265)	$177	$1,073
Thrivent Partner Utilities Portfolio	$(5,405)	$1,261	$9,270

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$4,244,378	$637,636	$(3,116,949)
Thrivent Mid Cap Growth Portfolio	$2,613,096	$(113,375)	$772,393
Thrivent Large Cap Growth Portfolio	$8,101,028	$283,941	$(3,888)
Thrivent Income Portfolio	$657,905	$364,027	$86,613
Thrivent Diversified Income Plus Portfolio	$64,529	$27,495	$15,055

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

PART C: OTHER INFORMATION

Item 26.      Exhibits

Except as noted, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the Registrant to change its name	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 20, 2006
(c)(ii)	Form of Agreement between Thrivent Investment Management Inc. and Registered Representatives with respect to the sale of the Contracts	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(d)(i)	Form of Contract

Post-Effective Amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on February 28, 1997

Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998

(d)(ii)	Available Contract Riders

Post-Effective Amendment No. 5 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on February 28, 1997

Post-Effective Amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Insurance Account A, Registration Statement No. 33-72386, filed on April 29, 1998

(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 21, 2009
(e)	Contract Application Form	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Post-Effective Amendment No. 10 to registration statement on Form N-6 of the Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 19, 2010

(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(ii)	Reinsurance Agreement with The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011

Exhibit	Description	Filed Herewith / Incorporated by reference from
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America	Post-Effective Amendment No. 11 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 18, 2011
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 31, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP	Filed Herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 21, 2009
(r)(i)	Power of Attorney forms for F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, and Adrian M. Tocklin	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 22, 2008
(r)(ii)	Power of Attorney forms for Frederick G. Kraegel	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Insurance Account A, Registration Statement No. 333-76152, filed on April 21, 2009
(r)(iii)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account A, Registration Statement No. 333-76152, filed on April 19, 2010
(r)(iv)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 12 to the registration statement on Form N-6 of Thrivent Variable Life Account A, Registration Statement No. 333-76152, filed on April 23, 2012
(r)(v)	Power of Attorney form for Kenneth A. Carow	Post-Effective Amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account A, Registration Statement No. 333-76152, filed on April 23, 2013
(r)(vi)	Power of Attorney form for N. Cornell Boggs, III	Filed Herewith

Item 27.      Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III Dow Corning Corporation 2200 W. Salzburg Road Midland, MI 48686	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director

Name and Principal Business Address	Positions and Offices with Depositor
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansye Lane Chester Springs, Pennsylvania 19524	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Mission Advancement
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 28.      Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VII Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P. [3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc., and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Financial Holdings, Inc. and TLIC own respectively 80% and 20% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.

[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.      Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.      Principal Underwriter

(a) Other activity.   Thrivent Investment Management Inc. is the principal underwriter of the contract.

(b) Management.   The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
Nikki L. Sorum	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Chief Legal Officer and Secretary
Andrea C. Golis	Chief Compliance Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO and Treasurer
Cynthia J. Nigbur	Assistant Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)          Compensation from Registrant. Not Applicable.

Item 31.      Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32.      Management Services

Not Applicable.

Item 33.      Fee Representation

Depositor represents that as to the flexible premium variable life contracts that are the subject of this registration statement File No. 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 24th day of April, 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT A
(Registrant)

By: THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of April, 2014.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A majority of the Board of Directors:*

N. Cornell Boggs, III	Kenneth A. Carow	F. Mark Kuhlmann
Alice M. Richter	Kirk D. Farney	James H. Scott
Bradford L. Hewitt	Mark A. Jeske	Frank H. Moeller
Allan R. Spies	Frederick G. Kraegel	Bonnie E. Raquet
Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 24, 2014
James M. Odland, Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit No.	Name of Exhibit
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
(r)(vi)	Power of Attorney form for N. Cornell Boggs, III